UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2007

RAM ENERGY RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50682	20-0700684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma	74135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(918) 663-2800

______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement

Item 3.02. Unregistered Sales of Equity Securities

Item 8.01. Other Events

Item 9.01. Financial Statements and Exhibits

EXHIBIT INDEX

Agreement and Plan of Merger
Press Release

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 16, 2007, RAM Energy Resources, Inc. (“RAM”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ascent Energy Inc. (“Ascent”) and Ascent Acquisition Corp. (“Merger Sub”), a wholly owned subsidiary of RAM.

Under the terms of the Merger Agreement, Merger Sub will be merged with and into Ascent, with Ascent continuing as the surviving corporation and becoming a subsidiary of RAM. At the effective time of the merger, each issued and outstanding share of preferred stock and common stock will be cancelled and converted into the right to receive a portion of the total consideration to be paid by RAM. The total consideration to be paid by RAM in connection with the merger, which includes payment of Ascent’s outstanding indebtedness and certain other obligations, will consist of (i) $185.0 million in cash, (ii) a number of shares of RAM common stock determined by dividing $107.0 million by the weighted average (based on daily trading volume) closing price per share of the RAM common stock as reported by NASDAQ for the ten trading day period ending on the third business day prior to consummation of the merger, subject to a minimum of 20,000,000 shares and a maximum of 20,500,000 shares, and (iii) 6.2 million warrants immediately exercisable into an equal number of shares of RAM common stock. The cash and common stock portion of the total consideration will be adjusted to reflect (i) the funding of a $20.0 million escrow and a $150,000 fund to pay expenses of a representative of certain Ascent security-holders, (ii) certain working capital adjustments, (iii) certain derivative adjustments and (iv) a tax allocation adjustment. The cash portion of the consideration is expected to be funded with borrowings under an expanded $500 million bank credit facility.

 Completion of the merger is subject to customary closing conditions.

The respective Boards of Directors of RAM, Ascent and Merger Sub have approved the Merger Agreement. Holders of a majority of Ascent’s outstanding shares of preferred stock and common stock have agreed to vote in favor of the merger. Approval of the merger by RAM stockholders is not required; however, because the total number of shares of RAM common stock to be issued in connection with the merger, including the shares of RAM common stock which may be issued upon the exercise of the warrants to be issued in connection with the merger, will exceed 20% of RAM’s common stock currently outstanding, the rules of the NASDAQ Capital Market require that the issuance of the common stock in connection with the merger, including shares issuable upon the exercise of warrants issued in connection with the merger, be approved by the holders of at least a majority of RAM’s outstanding common stock. The holders of more than 63% of the outstanding shares of RAM common stock have agreed to vote in favor of the merger and the issuance of RAM common stock to be issued in connection with the merger. No further stockholder action is required to approve the transactions.

The merger agreement contains customary termination rights for both RAM and Ascent.

The shares of RAM common stock and warrants to purchase RAM common stock to be issued in connection with the merger will be issued and sold in a private placement exempt from the registration requirements of the Securities Act of 1933 under Section 4(2) of the Securities Act of 1933.

RAM will agree to file a shelf registration statement within 90 days after the closing of the merger for the resale of the RAM common stock to be issued in connection with the merger, including shares of RAM common stock which may be issued upon the exercise of the warrants to be issued in connection with the merger, and to provide certain registration rights to certain of the Ascent security holders, all as set forth in a registration rights agreement to be entered into at the closing of the merger.

At the closing of the merger, certain of the Ascent security-holders will enter into a lock-up agreement with RAM pursuant to which they will agree to a 180-day lock up with respect to 50% of the shares of RAM common stock issued to such persons in connection with the merger.

At the closing of the merger, certain of the Ascent security-holders will enter into a voting agreement with RAM pursuant to which they will agree to vote in favor of the election of directors recommended by RAM’s board of directors through the RAM annual meeting of stockholders to be held in 2009.

RAM has received a commitment from Guggenheim Corporate Funding, LLC for financing the cash portion of the consideration by providing an expanded $500 million credit facility secured by substantially all assets of RAM’s subsidiary, RAM Energy and its subsidiaries. The commitment letter is subject to customary closing conditions.

Forward-Looking Statements

This Current Report and the exhibits filed with it contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the merger and the other transactions contemplated by the Merger Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement, estimates of oil and natural gas production, reserves of oil and natural gas to be acquired and the PV – 10 values associated with those reserves, the estimates of the purchase price based on the total barrels of oil equivalents of proved reserves, NYMEX prices of oil and natural gas, business prospects of the combined company, the impact of oil and natural gas hedging activities, and events or developments that RAM expects or believes may occur, including the timing and expectation of closing the merger transaction. Although RAM believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include oil and natural gas prices, dissolution of the merger agreement, failure to achieve expected production from existing and future oil and gas development projects, higher than expected costs, potential liability resulting from pending or future environmental regulations and litigation, actions taken and to be taken by the government as a result of political and economic conditions, continued availability of capital and financing, and general economic, market or business conditions as well as other risk factors described from time to time in RAM’s filings with the Securities and Exchange Commission. More information about RAM and risks related to RAM’s business are detailed in RAM’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and its Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission. RAM does not undertake an obligation to update forward-looking statements.

Item 3.02. Unregistered Sales of Securities.

The disclosure under Item 1.01 relative to the private placement of equity securities is responsive to this Item 3.02 and incorporated by reference herein.

Item 8.01. Other Events.

On October 16, 2007, a press release was issued by RAM announcing the entry of RAM, Ascent Inc. and Merger Sub into the Merger Agreement. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated into this Item by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated October 16, 2007, by and among RAM Energy Resources, Inc., Ascent Energy Inc. and Ascent Acquisition Corp.*

99.1	Press Release dated October 16, 2007.

* The schedules to the Merger Agreement have been omitted in reliance upon Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 16, 2007	RAM ENERGY RESOURCES, INC.

By:	/s/Larry E. Lee
Name: Larry E. Lee
Title: Chief Executive Officer

INDEX TO FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description	Method of Filing

2.1	Agreement and Plan of Merger, dated October 16, 2006, by and among RAM Energy Resources, Inc., Ascent Energy Inc. and Ascent Acquisition Corp.*	Filed herewith electronically

99.1	Press Release dated October 16, 2007.	Filed herewith electronically

* The schedules to the Merger Agreement have been omitted in reliance upon Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.